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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549
                              -----------------



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):

                                March 8, 2004




                               MICROHELIX, INC.
            (Exact name of Registrant as specified in its charter)




        Oregon                        001-16781                     91-1758621
(State or other jurisdiction    (Commission File No.)             (IRS Employer
        of incorporation)                                    Identification No.)




      16125 SW 72nd Avenue, Portland, Oregon                   97224
      (Address of principal executive offices)               (Zip Code)




      Registrant's telephone number, including area code:  503-968-1600





        (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

        On March 8, 2004, microHelix, Inc. (the "Company") issued a joint press release with Advanced Neuromodulation Systems, Inc. ("ANS") announcing that the Company and ANS have entered into an agreement pursuant to which ANS would purchase the assets of the Company's cable and wire division, operated out of Portland, Oregon.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

                99.1 Press release issued by Advanced Neuromodulation Systems, Inc. and microHelix, Inc. on March 8, 2004

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                                  SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               (Registrant)
                                               microHelix, Inc.


Date: March 12, 2004                            /s/ Terrence A. Rixford
                                                -------------------------------
                                                Terrence A. Rixford
                                                Senior Vice President Finance,
                                                Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit
Number       Description
-------

99.1 Press release issued by Advanced Neuromodulation Systems, Inc. and microHelix, Inc. on March 8, 2004